LONG-TERM DEBT AND NOTES PAYABLE	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
LONG-TERM DEBT AND NOTES PAYABLE

NOTE 3—LONG-TERM DEBT AND NOTES PAYABLE

During April 2014, we refinanced our existing obligations, and replaced in its entirety our then existing $950.0 million credit agreement (the “Former Credit Agreement”) with a new credit agreement (the “New Credit Agreement”), which provides for:

•	a $400.0 million first-lien, first-out three-year letter of credit facility (the “LC Facility”); and
•	a $300.0 million first-lien, second-out five-year term loan (the “Term Loan”).

Additionally, during April 2014, we completed the following new financing transactions:

•	the issuance of $500.0 million of second-lien seven-year senior secured notes.
•

the issuance of $287.5 million of tangible equity units composed of (1) three-year amortizing, senior unsecured notes, in an aggregate principal amount of $47.5 million, and (2) prepaid common stock purchase contracts.

With the completion of these financing transactions in April 2014, we terminated the bridge loan commitment we had obtained from an affiliate of Goldman, Sachs, & Co. (“Goldman Sachs”). As a result of the termination of the bridge loan commitment, the fee we previously paid to Goldman Sachs to obtain the bridge loan commitment was recognized as interest expense in the first half of 2014. Due to the replacement of the Former Credit Agreement, the unamortized issuance fees related to the Former Credit Agreement were also recognized as interest expense in the first half of 2014. The total additional interest expense related to these items was approximately $28.0 million.

The Former Credit Agreement provided for revolving credit borrowings and issuances of letters of credit in an aggregate outstanding amount of up to $950.0 million. Proceeds from borrowings under the Former Credit Agreement were available for working capital needs and other general corporate purposes. As of December 31, 2013, there were no borrowings outstanding, and letters of credit issued under the Former Credit Agreement totaled $214.3 million.  In addition, at December 31, 2013, we had $96.9 million in outstanding unsecured bilateral letters of credit.

New Credit Facilities

The indebtedness and other obligations under the New Credit Agreement are unconditionally guaranteed on a senior secured basis by substantially all of our wholly owned subsidiaries, other than our captive insurance subsidiary (collectively, the “Guarantors”). In connection with the New Credit Agreement, we paid certain fees to the lenders thereunder, as well as certain arrangement fees to the arrangers and agents for the New Credit Agreement, which we have capitalized and are amortizing to interest expense over the respective terms of the LC Facility and the Term Loan. We also paid certain fees to the initial purchasers of the senior secured notes and to the underwriter of the tangible equity units referred to below, which we have capitalized and are amortizing to interest expense over the respective terms of the related indebtedness.

LC Facility and Cash-Collateralized Bilateral Letters of Credit

The LC Facility provides for an initial letter of credit capacity of $400.0 million and allows for uncommitted increases in capacity of $100.0 million through December 31, 2014 and an additional $100.0 million thereafter, potentially increasing the total capacity to $600.0 million through the term of the LC Facility. Letters of credit issuable under the LC Facility support the obligations of McDermott and its affiliates and joint ventures. Financial letters of credit do not support ordinary course of business performance obligations or bids. The aggregate amount of the LC Facility available for financial letters of credit is capped at 25% of the total LC Facility. As of December 31, 2014, the aggregate face amount of letters of credit issued under the LC Facility was $195.8 million. There were no financial letters of credit issued under the LC facility as of December 31, 2014.

In addition, the LC Facility permits us to deposit up to $300.0 million with letter of credit issuers to cash collateralize letters of credit issued on a bilateral basis outside the credit facility. As of December 31, 2014, we had an aggregate face amount of approximately $88.8 million of such letters of credit outstanding supported by cash collateral, including financial letters of credit of $19.7 million. We have included the supporting cash collateral in restricted cash and cash equivalents in the accompanying consolidated balance sheet as of December 31, 2014.

The LC Facility is secured on a first-lien, first-out basis (with relative priority over the Term Loan) by pledges of the capital stock of all the Guarantors and mortgages on, or other security interests in, substantially all the tangible and intangible assets of our company and the Guarantors, subject to specific exceptions.

The LC Facility contains various customary affirmative covenants, as well as specific affirmative covenants, including specific reporting requirements and a requirement for ongoing periodic financial reviews by a financial advisor. The LC Facility also requires compliance with various negative covenants, including limitations with respect to the incurrence of other indebtedness and liens, restrictions on acquisitions, capital expenditures and other investments, restrictions on sale/leaseback transactions and restrictions on prepayments of other indebtedness.

The LC Facility requires us to generate consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) of at least specified minimum amounts over the term of the facility. The LC Facility also requires us to maintain a ratio of fair market value of vessel collateral to the sum of (1) the outstanding principal amount of the Term Loan, (2) the aggregate amount of undrawn financial letters of credit outstanding under the LC Facility, (3) all drawn but unreimbursed letters of credit under the LC Facility, and (4) mark-to-market foreign exchange exposure that is not cash secured of at least 1.20:1.00. The LC Facility also specifies maximum capital expenditures over the term of the facility and requires us to maintain at least $200.0 million of minimum available cash, at the end of each quarter. We were in compliance with the covenants under the LC Facility as of December 31, 2014.

The LC Facility provides for a commitment fee of 0.50% per year on the unused portion of the LC Facility and letter of credit fees at an annual rate of 2.25% for performance letters of credit and 4.50% for financial letters of credit, as well as customary issuance fees and other fees and expenses.

Term Loan

The Term Loan is secured on a first-lien, second-out basis (with the LC Facility having relative priority over the Term Loan) by pledges of the capital stock of all the Guarantors and mortgages on, or other security interests in, substantially all tangible and intangible assets of our company and the Guarantors, subject to specific exceptions. As of December 31, 2014, we had $298.5 million in borrowings outstanding under the Term Loan, of which $3.0 million was classified as current notes payable.

The Term Loan requires mandatory prepayments from: (1) the proceeds from the sale of assets, as well as insurance proceeds, in each case subject to certain exceptions, to the extent such proceeds are not reinvested in our business within 365 days of receipt; (2) net cash proceeds from the incurrence of indebtedness not otherwise permitted under the New Credit Agreement; and (3) 50% of amounts deemed to be “excess cash flow,” subject to specified adjustments. The Term Loan also requires quarterly amortization payments equal to $750,000. The Term Loan also provides for a prepayment premium if we prepay or re-price the Term Loan prior to April 16, 2015.

The Term Loan requires compliance with various customary affirmative and negative covenants. We must also maintain a ratio of “ownership adjusted fair market value” of marine vessels to the sum of (1) the outstanding principal amount of the Term Loan and (2) the aggregate principal amount of unreimbursed drawings and advances under the LC Facility of at least 1.75:1.00. As of December 31, 2014, we were in compliance with all of the covenants under the Term Loan.

The Term Loan was incurred with 25 basis points of original issue discount and bears interest at a floating rate, which can be, at our option, either: (1) a LIBOR rate for a specified interest period (subject to a LIBOR “floor” of 1.00%) plus an applicable margin of 4.25%; or (2) an alternate base rate (subject to a base rate “floor” of 2.00%) plus an applicable margin of 3.25%.

Senior Notes

During April 2014 we issued $500.0 million in aggregate principal amount of 8.000% senior secured notes due 2021 (the “Notes”) in a private placement in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. Interest on the Notes is payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2014, at an annual rate of 8%. The Notes are scheduled to mature on May 1, 2021. As of December 31, 2014, there was $500.0 million principal amount of Senior Notes outstanding.

The Notes are unconditionally guaranteed on a senior secured basis by the Guarantors, and the Notes are secured on a second-lien basis by pledges of capital stock of certain of our subsidiaries and mortgages and other security interests covering (1) specified marine vessels owned by certain of the Guarantors and (2) substantially all the other tangible and intangible assets of our company and the Guarantors, subject to exceptions for certain assets.

At any time, or from time to time, on or after May 1, 2017, at our option, we may redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, together with accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning May 1 of the years indicated:

Year	Percentage
2017	104%
2018	102%
2019 and thereafter	100%

The indenture governing the Notes contains covenants that, among other things, limit our ability and the ability of our restricted subsidiaries to: (1) incur or guarantee additional indebtedness or issue preferred stock; (2) make investments or certain other restricted payments; (3) pay dividends or distributions on capital stock or purchase or redeem subordinated indebtedness; (4) sell assets; (5) create restrictions on the ability of our restricted subsidiaries to pay dividends or make other payments to us; (6) create certain liens; (7) sell all or substantially all of our assets or merge or consolidate with or into other companies; (8) enter into transactions with affiliates; and (9) create unrestricted subsidiaries. Many of those covenants would become suspended if the Notes were to attain an investment grade rating from both Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services and no default has occurred.

Tangible Equity Units

During April 2014, we issued 11,500,000 6.25% tangible equity units (“Units”), each with a stated amount of $25.00. Each Unit consists of (1) a prepaid common stock purchase contract and (2) a senior amortizing note due April 1, 2017 (each an “Amortizing Note”) that has an initial principal amount of $4.1266 per Amortizing Note, bears interest at a rate of 7.75% per annum and has a final scheduled installment payment date of April 1, 2017.

The prepaid common stock purchase contracts were accounted for as additional paid-in capital totaling $240.0 million. As of December 31, 2014, the Amortizing Notes were recorded as long-term debt totaling $40.5 million, of which $15.3 million was classified as current notes payable.

Each prepaid common stock purchase contract will automatically settle on April 1, 2017, unless settled earlier: (1) at the holder’s option, upon which we will deliver shares of our common stock, based on the applicable settlement rate and applicable market value of our stock as determined under the purchase contract; or (2) at our option, upon which we will deliver shares of our common stock, based upon the stated maximum settlement rate of 3.5562 shares per Unit, subject to adjustment. Potential dilutive common shares that may be issued for the settlement of the common stock purchase contracts totaled 40.9 million at December 31, 2014, based on the maximum number of shares issuable per Unit. The potential minimum number of shares issuable is 33.4 million, which represents 2.9030 per Unit. The maximum and minimum settlement rates for the Units are subject to adjustment for certain dilutive events.

North Ocean Financing

NO 105

On September 30, 2010, MII, as guarantor, and North Ocean 105 AS, in which we have a 75% ownership interest, as borrower, entered into a financing agreement to finance a portion of the construction costs of the NO105. The agreement provides for borrowings of up to $69.4 million, bearing interest at 2.76% per year, and requires principal repayment in 17 consecutive semi-annual installments, which commenced on October 1, 2012. Borrowings under the agreement are secured by, among other things, a pledge of all of the equity of North Ocean 105 AS, a mortgage on the NO 105, and a lien on substantially all of the other assets of North Ocean 105 AS. MII unconditionally guaranteed all amounts to be borrowed under the agreement. As of December 31, 2014 and December 31, 2013, there was $49.0 million and $57.2 million, respectively, in borrowings outstanding under this agreement, of which (as of each date) approximately $8.2 million was classified as current notes payable.

NO 102

In December 2009, JRMSA entered into a vessel-owning joint venture transaction with Oceanteam ASA and, as a result, we have included notes payable of these entities on our consolidated balance sheets. JRMSA had guaranteed approximately 50% of this debt based on its ownership percentages in the vessel-owning companies. The outstanding debt bore interest at a rate equal to the three-month LIBOR (which was subject to reset every three months) plus a margin of 3.315%.  JRMSA exercised its option to purchase Oceanteam ASA’s 50% ownership interest in the vessel-owing companies in December 2014 for $32.9 million (see Note 2). As of December 31, 2013, we reported consolidated notes payable of $31.4 million on our consolidated balance sheet, all of which was classified as current notes payable and paid in full in early 2014.

Unsecured Bilateral Letters of Credit and Bank Guarantees

In 2012, McDermott Middle East, Inc. and MII executed a general reimbursement agreement in favor of a bank located in the UAE relating to issuances of bank guarantees in support of contracting activities in the Middle East and India. As of December 31, 2014 and December 31, 2013, bank guarantees issued under these arrangements totaled $56.2 million and $55.8 million, respectively. In 2007 and in 2012, JRMSA and MII executed general unsecured reimbursement agreements in favor of three institutions that were lenders under the Former Credit Agreement relating to issuances of letters of credit in support of contracting activities, primarily in Asia and the Middle East. Letters of credit issued under two of these arrangements have either been replaced by letters of credit under the LC Facility or cash collateralized. The letters of credit issued under these arrangements totaled $39.8 million as of December 31, 2013. There were no letters of credit issued under these arrangements as of December 31, 2014. -

On April 20, 2012, McDermott and one of its wholly owned subsidiaries, McDermott Australia Pty. Ltd. (“McDermott Australia”), entered into a secured Letter of Credit Reimbursement Agreement (the “Reimbursement Agreement”) with Australia and New Zealand Banking Group Limited (“ANZ”). In accordance with the terms of the Reimbursement Agreement, ANZ issued letters of credit in the aggregate amount of approximately $109.0 million to support McDermott Australia’s performance obligations under contractual arrangements relating to a field development project. The obligations of McDermott and McDermott Australia under the Reimbursement Agreement are secured by McDermott Australia’s interest in the contractual arrangements and certain related assets. During the year ended December 31, 2014, we replaced these letters of credit with letters of credit and cash collateralized letters of credit under the LC Facility.

Surety Bonds

In 2012 and 2011, MII executed general agreements of indemnity in favor of surety underwriters based in Mexico relating to surety bonds issued in support of contracting activities of J. Ray McDermott de Mèxico, S.A. de C.V. and McDermott, Inc., both subsidiaries of MII. As of December 31, 2014 and December 31, 2013, bonds issued under these arrangements totaled $52.5 million and $43.5 million, respectively. In October 2013, MII executed general agreements of indemnity in favor of surety underwriters relating to surety bonds in support of vessels operating in Brazil. The project requiring these bonds was completed during the year ended December 31, 2014, allowing us to cancel the outstanding bonds. Accordingly, as of December 31, 2014, there were no bonds issued under these arrangements. As of December 31, 2013, the bonds issued under these arrangements totaled $106.3 million.

Long-term debt and notes payable obligations

A summary of our long-term debt obligations are as follows:

	December 31, 2014	December 31, 2013
	(In thousands)
Long-term debt consists of:
Senior Notes	$500,000	$—
Term Loan	298,500	—
NO 105 Construction Financing	49,019	57,189
Amortizing Notes	40,483	—
Capital lease obligation	2,802	—
Other financing	743	—
NO 102 Construction Financing	—	31,373
	$891,547	$88,562
Less: Amounts due within one year	27,026	39,543
Total long-term debt	$864,521	$49,019

Maturities of long-term debt during the five years subsequent to December 31, 2014 are as follows:

(In thousands)
2015	$27,026
2016	28,274
2017	20,558
2018	11,616
2019	295,903
Thereafter	508,170
Total	$891,547